Fees Summary	Mar. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 162,689,033.00
Previously Paid Amount	0.00
Total Fee Amount	24,907.69
Total Offset Amount	0.00
Net Fee	$ 24,907.69
Final Prospectus	false